UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

February 18, 2005

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Friday, February 18, 2005, as Exhibit 99 which is incorporated by reference herein.  This press release was issued to announce subsequent to year end and the issuance of its January 27, 2005 press release on the 2004 operating results, a review of tax information on the settlement of the NOL Lawsuit resulted in a $1,015,000 tax receivable, and related income which is included in income from spun off subsidiary. The 2004 fourth quarter and full year consolidated financial statements have been amended to reflect this information.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

The following exhibit is incorporated by reference herein:

99   Press Release, dated February 18, 2005, issued by Bairnco Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Lawrence C. Maingot

Lawrence C. Maingot

Controller

Date:

February 18, 2005

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EXHIBIT INDEX

Exhibit

Description

99

Press Release

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